Termination Agreement regarding
the Equity Pledge Agreement

Party A: Detian Yu Biotechnology (Beijing) Co. Limited （德天御生态科技（北京）有限公司）
Domicile: Unit 807, Building A, North Star Century Centre, North Star Road West No. 8 Yuan, Chaoyang District, Beijing （北京市朝阳区北辰西路8号院北辰世纪中心A座807）

Party B: Tian Wenjun (田文军)
ID Card No.: 142401197309042739

Party C: Hao Jianming（郝建明）
ID Card No.: 14240119740912343X

Party D: Yang Jianhui(杨建辉)
ID Card No.: 510321196401111437

Party E: Zhou Jianbin(周鉴斌)
ID Card No.: 110108196812105473

Party F: Ren Li(任立)
ID Card No.: 130502196302201518

Party G: Ren Yongqing(任永青)
ID Card No.: 14240119811206551X

Party H: Zhang Junde(张俊德)
ID Card No.: 14240119711122481X

Party I: Wang Tao (王涛)
ID Card No.: 51030419710214152X

WHEREAS:

1.
Party A, Party B, Party C, Party D, Party E, Party F, Party G, Party H and Party I have entered into an Equity Pledge Agreement dated November 16, 2010, pursuant to which Party B, Party C, Party D, Party E, Party F, Party G, Party H and Party I agree to pledge all of their equity interests in Beijing Jundaqianyuan Investment Management Co., Ltd. (北京君大乾元投资管理有限公司) (hereinafter referred to as “Jundaqianyuan”) to Party A, to guarantee the performance of all the obligations or debts under the Business Cooperation Agreement and Exclusive Management and Consulting Service Agreement  both dated November 16, 2010 assumed by Jundaqianyuan, and to counter-guarantee the payment made by Party A to Jundaqianyuan for the performance of joint and several liabilities guarantee assumed by the Party A under the Business Operation Agreement.

2.
The Exclusive Management and Consulting Service Agreement and Business Cooperation Agreement entered into by and between Party A and Jundaqianyuan on November 16, 2010 have been terminated on 【】; the Business Operation Agreement entered into by and between Party A and Jundaqianyuan, Party B, Party C, Party D, Party E, Party F, Party G, Party H, Party I on November 16, 2010 has been terminated on 【】.

3.
As provided in the Equity Pledge Agreement, the pledge period is from the signing date of such agreement to the date that the Exclusive Management and Consulting Service Agreement, Business Cooperation Agreement and Business Operation Agreement have all been terminated.

UPON FRIENDLY NEGOTIATION, NOW IT IS HEREBY AGREED AS FOLLOWS:
1.	Terminate the Equity Pledge Agreement entered into by and between Party A, Party B, Party C, Party D, Party E, Party F, Party G, Party H and Party I.
2.
After the Termination Agreement regarding the Equity Pledge Agreement (hereinafter referred to as “this Agreement”) become effective, Party B, Party C, Party D, Party E, Party F, Party G, Party H and Party I shall no longer be liable for any new obligation and debt incurred under the Business Cooperation Agreement and Exclusive Management and Consulting Service Agreement, which shall be assumed by Jundaqianyuan.

3.
This Agreement shall be made upon signature (where the parties are natural persons) or seal and signature (where the parties are legal persons) by all parties and become effective upon cancellation of record of equity pledge from register of shareholders of Jundaqianyuan , where the equity pledge has been registered; or this Agreement shall become effective upon signature (where the parties are natural persons) or seal and signature (where the parties are legal persons) by all parties, where the equity pledge has not been registered. The Equity Pledge Agreement shall be terminated as of the effective date of this Agreement and no longer binding upon all the parties hereto.

4.	This Agreement shall be signed in 9 copies, one for each party and each shall be equally valid.

（Below is signing page without text）

(Here is signing page1 without text)

Party A：（seal）

By：（sign） /s/ Authorized Person
Signing date： December 20, 2011

Party B:（sign） /s/ Tian Wenjun
Signing date： December 20, 2011

Party C:（sign） /s/ Hao Jianming
Signing date： December 20, 2011

Party D：（sign） /s/ Yang Jianhui
Signing date： December 20, 2011

Party E：（sign） /s/ Zhao Jianbin
Signing date： December 20, 2011

Party F：（sign） /s/ Ren Li
Signing date： December 20, 2011

(Here is signing page2 without text)

Party G：（sign） /s/ Ren Yongqing
Signing date： December 20, 2011

Party H：（sign） /s/ Zhang Junde
Signing date： December 20, 2011

Party I：（sign） /s/ Wang Tao
Signing date： December 20, 2011